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                                                                   Exhbit 10.26

                                 FORM OF FRIESS
                           MAKE-WHOLE BONUS AGREEMENT

            THIS MAKE-WHOLE BONUS AGREEMENT (this "Agreement") is entered into as of August 28, 2001, by and among FA (WY) Acquisition Company, Inc., a Delaware corporation (the "WY Manager Member"), FA (DE) Acquisition Company, LLC, a Delaware limited liability company (the "DE Manager Member" and, collectively with the WY Manager Member, the "Manager Members"), Friess Associates, LLC, a Delaware limited liability company (the "WY LLC"), Friess Associates of Delaware, LLC, a Delaware limited liability company (the "DE
LLC" and, collectively with the WY LLC, the "LLCs"), and      (the
"Employee").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Purchase Agreement, dated as of August 28, 2001, by and among Affiliated Managers Group, Inc. ("AMG"), Friess Associates, Inc., a Delaware corporation ("FAI"), the Employee, and the other parties named therein, and the Management Owner Purchase Agreement, dated as of August 28, 2001, by and among AMG and the other parties named therein, AMG has agreed (on the terms and subject to the conditions set forth therein) (i) to cause the DE Manager Member to purchase at the "Closing" (as such term is defined in the Purchase Agreement) (the "Closing") a majority interest in the DE LLC, and (ii) to cause the WY Manager Member to purchase at the Closing a majority interest in the WY LLC.

            NOW THEREFORE, in consideration of the premises, the mutual covenants and the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                   AGREEMENTS

            SECTION 1. DEFINITIONS. Initially capitalized terms used and not otherwise defined herein shall have their respective meanings as defined in the Amended and Restated Limited Liability Company Agreement of the WY LLC (with respect to payments provided for herein relating to purchases of WY LLC Points) (the "WY LLC Agreement") or the Amended and Restated Limited Liability Company Agreement of the DE LLC (with respect to payments provided for herein relating to purchases of DE LLC Points) (the "DE LLC Agreement" and, collectively with the WY LLC Agreement, the "LLC Agreements"). In the event that the Purchase Agreement is terminated without the Closing having occurred, this Agreement automatically shall terminate simultaneously.

            SECTION 2. MAKE-WHOLE BONUS. If the Employee (or its related Non-Manager Member or Permitted Transferees, as applicable) holds LLC Points in the WY LLC or the DE LLC (as applicable) which are Purchase Program Points and the Purchase Program Points FMV (at the time when the Employee becomes a Selling Member under Section 3.11 of the applicable LLC Agreement, or at the time the Employee sells such Purchase Program Points pursuant to a Put under Section 7.1 of the applicable LLC Agreement, as applicable) is less than the amount calculated (assuming that the Employee's LLC Points in both LLCs were being sold under such provision of the LLC Agreements) under Section 3.11(c)(i) of the applicable LLC Agreement (in the case of Purchase Program Points which are
Series A LLC Points and sold pursuant to Section 3.11 of the applicable LLC Agreement), Section 3.11(c)(ii) of the applicable LLC Agreement (in
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                                                                               2


the case of Purchase Program Points which are Series B-1 LLC Points and sold pursuant to Section 3.11 of the applicable LLC Agreement), Section 3.11(c)(iii) of the applicable LLC Agreement (in the case of Purchase Program Points which are Series B-2 LLC Points and sold pursuant to Section 3.11 of the applicable LLC Agreement), or Section 7.1(e)(i) of the applicable LLC Agreement (in the case of Purchase Program Points which are sold pursuant to Section 7.1 of the applicable LLC Agreement), then in any such case the Manager Members (or their respective assigns) shall pay to the Employee a compensatory cash bonus (the "Make-Whole Payment") equal to the positive difference, if any, between:

            (i) The amount which would have been calculated (assuming that the Employee's (or its related Non-Manager Member's and Permitted Transferees', as applicable) LLC Points in both LLCs were being sold under such provision of the LLC Agreements) with respect to such Purchase Program Points under Section 3.11(c)(i) of the applicable LLC Agreement (if such Purchase Program Points are Series A LLC Points being sold pursuant to Section 3.11 of the applicable LLC Agreement), Section 3.11(c)(ii) of the applicable LLC Agreement (if such Purchase Program Points are Series B-1 LLC Points being sold pursuant to Section 3.11 of the applicable LLC Agreement), under Section 3.11(c)(iii) of the applicable LLC Agreement (if such Purchase Program Points are Series B-2 LLC Points being sold pursuant to Section 3.11 of applicable the LLC Agreement), or under Section 7.1(e)(i) of the applicable LLC Agreement (if such Purchase Program Points are being sold pursuant to Section 7.1 of the applicable LLC Agreement), as applicable, and

            (ii) the Purchase Program Points FMV paid to the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) with respect to such Purchase Program Points pursuant to Section 3.11(c)(iv) or
      Section 7.1(e)(ii) of the applicable LLC Agreement (as applicable);

PROVIDED, HOWEVER, that, if the Employee recognizes ordinary income on the Make-Whole Payment made to the Employee hereunder, and the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) recognizes long-term capital gain on the Purchase Program Points FMV paid to the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) with respect to such Purchase Program Points pursuant to Section 3.11(c)(iv) or
Section 7.1(e)(ii) of the applicable LLC Agreement (as applicable), then the Manager Members shall indemnify and hold the Employee harmless (any such further payment, a "Tax Differential Payment") from any incremental taxes incurred as a result of (i) the combined (i.e., federal, state and local) marginal tax rate on ordinary income applicable to the Employee being higher than the combined (i.e., federal, state and local) marginal tax rate on long-term capital gain applicable to the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) and (ii) the receipt of any Tax Differential Payments; PROVIDED, FURTHER, that the Tax Differential Payment contemplated by the foregoing proviso initially shall be paid based upon the assumptions (absent available information to the contrary, and the Employee shall represent in writing to the Manager Members the absence of his knowledge of any such contrary information, provided that if such contrary information is available, the Tax Differential Payment shall be made based on such contrary information) that (i) the Employee will recognize ordinary income on the Make-Whole Payment at the highest combined federal, state and local marginal tax rate on ordinary income then applicable to an individual resident of the city and state in which the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) then resides, and (ii) the Employee (or its
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related Non-Manager Member and Permitted Transferees, as applicable) will recognize long-term capital gains on the Purchase Program Points FMV paid to the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) with respect to such Purchase Program Points at the highest combined federal, state and local marginal tax rate on long-term capital gain then applicable to an individual resident of the city and state in which the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) then resides, PROVIDED that, in the event the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) subsequently does not in fact recognize ordinary income on the Make-Whole Payment and long-term capital gain on the Purchase Program Points FMV at the rates contemplated by the foregoing assumptions (whether by reason of reporting positions taken by them, on audit or otherwise), the Employee promptly shall reimburse to the Manager Members in cash the amount by which the Tax Differential Payment previously paid by the Manager Members exceeded the Tax Differential Payment which would have been payable in accordance with the preceding proviso based upon the tax treatment actually realized by the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) with respect to the Make-Whole Payment and Purchase Program Points FMV (and the Employee shall certify in writing to the Manager Members from time to time such information as may reasonably be requested by the Manager Members in connection with the operation of this paragraph, and provide reasonable access to the underlying tax documentation relating thereto). Any Make-Whole Payment provided for in this Section 2 (including without limitation any Tax Differential Payment associated therewith) shall be paid to the Employee at the same time that the Purchase Program Points FMV is required to be paid to the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) pursuant to the applicable LLC Agreement.

            SECTION 3. ACCELERATED PUT BONUS. If the Employee is a party to a Put Option Agreement with the Manager Members dated as of the date hereof (the "Put Option Agreement") and sells (or its related Non-Manager Member and Permitted Transferees sell, as applicable) Vested LLC Points in the WY LLC to the WY Manager Member and Vested LLC Points in the DE LLC to the DE Manager Member (or its assigns) pursuant to an "Accelerated Put" thereunder, then the Manager Members (or their respective assigns) shall pay to the Employee a compensatory cash bonus (the "Accelerated Put Bonus Payment") equal to the positive difference, if any, between:

            (i) The "Accelerated Put Price" (as such term is defined in the Put Option Agreement) which would have been calculated under Section 2(c) of the Put Option Agreement in connection with such sale of Vested LLC Points in the LLCs if the multiple set forth in Section 2(c) of the Put Option Agreement had been seventeen (17.0) instead of seven (7.0), and

            (ii) the "Accelerated Put Price" (as such term is defined in the Put Option Agreement) (the "Accelerated Put Price") calculated under Section 2(c) of the Put Option Agreement in connection with such sale of Vested LLC Points in the LLCs;

PROVIDED, HOWEVER, that, if the Employee recognizes ordinary income on the Accelerated Put Bonus Payment made to the Employee hereunder, and the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) recognizes capital gain on the Accelerated Put Price paid to the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) under the Put Option Agreement with respect to such sale of Vested LLC Points in the LLCs, then the Manager Members shall indemnify and hold the Employee harmless (any
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such further payment, a "Tax Differential Payment") from any incremental taxes incurred as a result of (i) the combined (i.e., federal, state and local) marginal tax rate on ordinary income applicable to the Employee being higher than the combined (i.e., federal, state and local) marginal tax rate on long-term capital gain applicable to the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) and (ii) the receipt of any Tax Differential Payments; PROVIDED, FURTHER, that the Tax Differential Payment contemplated by the foregoing proviso initially shall be paid based upon the assumptions (absent available information to the contrary, and the Employee shall represent in writing to the Manager Members the absence of his knowledge of any such contrary information, provided that if such contrary information is available, the Tax Differential Payment shall be made based on such contrary information) that (i) the Employee will recognize ordinary income on the Accelerated Put Bonus Payment at the highest combined federal, state and local marginal tax rate on ordinary income then applicable to an individual resident of the city and state in which the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) then resides, and (ii) the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) will recognize long-term capital gain on the Accelerated Put Price paid to the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) under the Put Option Agreement with respect to such sale of Vested LLC Points in the LLCs at the highest combined federal, state and local marginal tax rate on long-term capital gain then applicable to an individual resident of the city and state in which the Employee (or its related non-Manager Member and Permitted Transferees, as applicable) then resides, PROVIDED that, in the event the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) subsequently does not in fact recognize ordinary income on the Accelerated Put Bonus Payment and long-term capital gain on the Accelerated Put Price at the rates contemplated by the foregoing assumptions (whether by reason of reporting positions taken by them, on audit or otherwise), the Employee promptly shall reimburse to the Manager Members in cash the amount by which the Tax Differential Payment previously paid by the Manager Members exceeded the Tax Differential Payment which would have been payable in accordance with the preceding proviso based upon the tax treatment actually realized by the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) with respect to the Accelerated Put Bonus Payment and the Accelerated Put Price (and the Employee shall certify in writing to the Manager Members from time to time such information as may reasonably be requested by the Manager Members in connection with the operation of this paragraph, and provide reasonable access to the underlying tax documentation relating thereto). Any Accelerated Put Bonus Payment provided for in this Section 3 (including without limitation any Tax Differential Payment associated therewith) shall be paid to the Employee at the same time that the Accelerated Put Price is required to be paid to the Employee (or its related Non-Manager Member and Permitted Transferees, as applicable) pursuant to the Put Option Agreement.

            SECTION 4. AMG GUARANTY. AMG hereby unconditionally guarantees to the Employee the prompt performance by each of the Manager Members of their obligations under Sections 2 and 3 of this Agreement; PROVIDED, HOWEVER, that the guaranty set forth in this Section 4 may be terminated with the prior written consent of the Management Committee, and PROVIDED, FURTHER, that such guaranty with respect to obligations arising under Section 3 of this Agreement may not be terminated if the Manager Members have exercised any of their rights under Section 3.2(b)(v) of the LLC Agreements.
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            SECTION 5. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without applying the choice of law or conflicts of law provisions thereof.

            SECTION 6. CONSENT TO JURISDICTION. The parties hereby consent to the jurisdiction of the Chancery Court of the State of Delaware and the United States District Court for the District of Delaware. Accordingly, with respect to any such court action, the Employee (a) submits to the personal jurisdiction of such courts; (b) consents to service of process at the address determined pursuant to the provisions of Section 7 hereof; and (c) waives any other requirement (whether imposed by statute, rule of court, or otherwise) with respect to personal jurisdiction or service of process.

            SECTION 7. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered as set forth in the LLC Agreements or to such other address or facsimile, telex or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by facsimile, telex or telecopy, when such facsimile, telex or telecopy is transmitted to the facsimile, telex or telecopy number as specified in the LLC Agreements and the appropriate answer back is received, or (ii) if given by any other means, when actually delivered at the address specified as set forth in the LLC Agreements.

            SECTION 8. PRIOR AGREEMENTS SUPERSEDED. This Agreement supersedes all prior understandings and agreements among the parties relating to the subject matter hereof.

            SECTION 9. ASSIGNABILITY. This Agreement may be assigned by AMG and/or either of the Manager Members without the consent of the Employee (provided that any such assignment shall not relieve AMG or such Manager Member, as applicable, of its obligations hereunder to the extent not fully performed by any such assignee). Neither this Agreement nor any rights or obligations hereunder shall be assignable by the Employee to any other Person without the prior written consent of the Manager Members. This Agreement shall be binding upon and inure to the benefit of AMG, the Manager Members, the Employee and their successors and permitted assigns.

            SECTION 10. WAIVERS. Neither this Agreement nor any term or condition hereof, including without limitation the terms and conditions of this
Section 10, may be waived or modified in whole or in part as against either party hereto except by written instrument executed by or on behalf of such party expressly stating that it is intended to operate as a waiver or modification of this Agreement or the applicable term or condition hereof.

            SECTION 11. AMENDMENTS. This Agreement may not be amended, nor shall any change, modification, consent, or discharge be effected except by written instrument executed by or on behalf of each of the parties hereto.

            SECTION 12. CAPTIONS. The captions in this Agreement are for convenience only and shall not affect the construction or interpretation of any term or provision hereof.

            SECTION 13. GENDER. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders.
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            SECTION 14. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be invalid, inoperative or unenforceable in any jurisdiction or jurisdictions, because of conflicts with any constitution, statute, rule or public policy or for any other reason, such circumstance shall not have the effect of rendering the provision in question unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provisions herein contained unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, or unenforceable provision had never been contained herein and such provision reformed so that it would be enforceable to the maximum extent permitted in such jurisdiction or in such case.

            SECTION 15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

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            IN WITNESS WHEREOF the parties have executed this Agreement as a sealed instrument as of the date first above written.


                                      FA (WY) ACQUISITION COMPANY, INC


                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                      FA (DE) ACQUISITION COMPANY, LLC

                                      By:  AFFILIATED MANAGERS GROUP, INC.,
                                      its manager member


                                               By:
                                                  ----------------------------
                                                  Name:
                                                  Title:


                                      AFFILIATED MANAGERS GROUP, INC., solely
                                      with respect to its obligations under
                                      Section 4 of this Agreement


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:



                                     EMPLOYEE:


                                     -------------------------------------
                                     Name:



                                     FRIESS ASSOCIATES, LLC


                                     By:
                                         -------------------------------------
                                         Name:  Foster S. Friess
                                         Title: President



                                     FRIESS ASSOCIATES OF DELAWARE, LLC


                                     By:
                                         -------------------------------------
                                         Name:  Foster S. Friess
                                         Title: President


                          [Make-Whole Bonus Agreement]